DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20060841673-97
Dean Heller	Filing Date and Time 12/29/2006 11:45 AM
Secretary of State State of Nevada	Entity Number E0956112006-8

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:
CINEMAYA MEDIA GROUP, INC.

2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)
JOSEPH S HOPKINS
Name
7914 HALF MOON PT DR — LAS VEGAS — Nevada 89113
Street Address — City — Zip Code
Optional Mailing Address — City — State Zip Code

3. Shares: (number of shares corporation authorized to issue)
Number of shares with par value: 250,000,000 (240,000,000 common / 10,000,000 Preferred) Par value: $ .0001 Number of shares without par value: 0

4. Names & Addresses of Board of Directors/Trustees: (attach additional page if more than 3 directors/trustees)
1. SUNIL K HALI
Name
305 SEVENTH AVE 6TH FL — NEW YORK — NY 10001
Street Address — City — State Zip Code
2. NAYAN PADRAI
Name
305 SEVENTH AVE 6TH FL — NEW YORK — NY 10001
Street Address — City — State Zip Code
3. ANIL KHAJURIA
Name
15 HAWKINS AVENUE — PARSIPPANY — NJ 07054
Street Address — City — State Zip Code

5. Purpose: (optional-see instructions)
The purpose of this Corporation shall be:
ALL LAWFUL BUSINESS PURPOSES

6. Names, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)
SUNIL K HALI
Name
Signature
305 SEVENTH AVE 6TH FL — NEW YORK — NY 10001
Address — City — State Zip Code

7. Certificate of Acceptance of Appointment of Resident Agent:
I hereby accept appointment as Resident Agent for the above named corporation.
Authorized Signature of R. A. or On Behalf of R. A. Company — Date 1-2-07

This form must be accompanied by appropriate fees.

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND RESIDENT AGENT OF

CINEMAYA MEDIA GROUP, INC.

(Name of Corporation)

FILE NUMBER

FOR THE FILING PERIOD OF DECEMBER 29, 2006 TO DECEMBER 28, 2007

The corporation's duly appointed resident agent in the State of Nevada upon whom process can be served is:

JOSEPH S HOPKINS
7914 HALF MOON PT DR
LAS VEGAS, NV 89113

Filed in the office of	Document Number 20070006340-92
Dean Heller, Secretary of State, State of Nevada	Filing Date and Time 12/29/2006 9:22 AM
	Entity Number E0956112006-8

A FORM TO CHANGE RESIDENT AGENT INFORMATION CAN BE FOUND ON OUR WEBSITE: [illegible]

Important: Read instructions before completing and returning this form.

THE ABOVE SPACE IS FOR OFFICE USE ONLY

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to resident agent.)

1. [illegible] FORM WILL BE RETURNED IF UNSIGNED
2. If there are additional officers, attach a list of them to this form.
3. [illegible]
4. [illegible]
5. [illegible]
6. [illegible]
7. [illegible]

FILING FEE $125.00 LATE PENALTY $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
SUNIL K HALI	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
305 SEVENTH AVE 6TH FL	NEW YORK	NY	10001
NAME	TITLE(S)		
NAYAN PADRAI	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
305 SEVENTH AVE 6TH FL	NEW YORK	NY	10001
NAME	TITLE(S)		
NAYAN PADRAI	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
305 SEVENTH AVE 6TH FL	NEW YORK	NY	10001
NAME	TITLE(S)		
SUNIL K HALI	DIRECTOR		
ADDRESS	CITY	ST	ZIP
305 SEVENTH AVE 6TH FL	NEW YORK	NY	10001

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS [illegible] and acknowledge that pursuant to NRS 239.330 it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer ________ Title PRESIDENT

Date 12-29-2006

[illegible]

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20070006339-60
Dean Heller Secretary of State State of Nevada	Filing Date and Time 12/29/2006 9:22 AM
	Entity Number E0956112006-8

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

CINEMAYA MEDIA GROUP, INC.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock:

SERIES A PREFERRED IS RESTRICTED TO AN ISSUANCE OF 10,000 SHARES WITH THE FOLLOWING RIGHTS AND PRIVILEGES:

EACH SHARE HAS A STATED VALUE OF $100.
IF ONE SHARE OF THE CLASS IS OUTSTANDING, THE CLASS VOTES AS IF IT CONTROLS 50.1% OF THE VOTING RIGHTS REGARDLESS OF THE NUMBER OF COMMON SHARES OUTSTANDING.
IN THE EVENT THE SHAREHOLDERS OF THIS CLASS ASSIST IN RAISING, CONTRIBUTE OR CAUSE TO BE INVESTED A MINIMUM OF $3,000,000 IN THE FIRST YEAR OF CORPORATE EXISTENCE SUCH SHAREHOLDERS MAY CONVERT TO COMMON SHARES SO THAT THEIR OWNERSHIP WOULD BE 70% OF THE OUTSTANDING COMMON SHARES AFTER THE CONVERSION ISSUANCE. THE CONVERSION IS ALLOWED AT ANY TIME FOR THREE YEARS AFTER THE $3,000,000 IS RAISED STARTING WITH THE DATE THE AMOUNT IS REACHED.

3. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

4. Officer Signature: ______________________

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20070467809-13
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/09/2007 8:00 AM
	Entity Number E0956112006-8

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Cinemaya Media Group, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 3 is hereby superseded and replaced as follows:

"The Corporation shall have authority to issue an aggregate of 250,000,000 shares, of which 10,000,000 shares shall be preferred stock, par value $0.0001 (the "Preferred Stock"), and 240,000,000 shares shall be common stock, par value $0.0001 (the "Common Stock"). The powers, preferences, and rights, and the qualifications, limitations, or restrictions of the shares of stock of each class and series which the Corporation shall be authorized to issue, are as follows:

(a) Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the board of directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences, participating, optional, and other rights of each such series and the qualifications, limitations, or restrictions thereof, if any, (continued on Exhibit A)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 52%

4. Effective date of filing (optional): 7/10/07
(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXHIBIT A

may differ from those of any and all other series at any time outstanding. The board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences, and relative participating, optional, and other rights and the qualifications, limitations, and restrictions thereof, if any, of such series.

(b) Common Stock. The Common Stock shall have the following powers, preferences, rights, qualifications, limitations, and restrictions:

(i) After the requirements with respect to preferential dividends of Preferred Stock, if any, shall have been met and after this Corporation shall comply with all the requirements, if any, with respect to the setting aside of funds as sinking funds or redemption or purchase accounts and subject further to any other conditions which may be required by the Nevada Revised Statutes, then, but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the board of directors without distinction as to series;

(ii) After distribution in full of any preferential amount to be distributed to the holders of Preferred Stock, if any, in the event of a voluntary or involuntary liquidation, distribution or sale of assets, dissolution, or winding up of this Corporation, the holders of the Common Stock shall be entitled to receive all of the remaining assets of the Corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by each without distinction as to series; and

(iii) Except as may otherwise be required by law or these Articles of Incorporation, in all matters as to which the vote or consent of stockholders of the Corporation shall be required or be taken, including any vote to amend these Articles of Incorporation, to increase or decrease the par value of any class of stock, effect a stock split or combination of shares, or alter or change the powers, preferences, or special rights of any class or series of stock, the holders of the Common Stock shall have one vote per share of Common Stock on all such matters and shall not have the right to cumulate their votes for any purpose.

(c) Other Provisions.

(i) The board of directors of the Corporation shall have authority to authorize the issuance, from time to time without any vote or other action by the stockholders, of any or all shares of the Corporation of any class at any time authorized, and any securities convertible into or exchangeable for such shares, in each case to such persons and for such consideration and on such terms as the board of directors from time to time in its discretion lawfully may determine; provided, however, that the consideration for the issuance of shares of stock of the Corporation having par value shall not be less than such par value. Shares so issued, for which the full consideration determined by the board of directors has been paid to the Corporation, shall be fully paid stock, and the holders of such stock shall not be liable for any further call or assessments thereon."

(d) Forward Split.

By Resolution of the Board of Directors and majority vote of the Shareholders, the Company shall forward-split its common shares, on a 2 to 1 share ratio, with each currently issued and outstanding share of the Company's common stock being replaced by 2 new shares of post-split common stock. Par value shall remain unchanged and fractional shares shall be replaced by a single new share. All other rights and privileges of the common stock shall remain unchanged. Preferred stock and the authorized common stock shall not be affected by this amendment.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080571343-13
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/27/2008 11:30 AM
	Entity Number E0956112006-8

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

CineMaya Media Group, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article One: Name changed to SNM Entertainment Partners, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.1

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20080631579-31
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/24/2008 8:00 AM
	Entity Number E0956112006-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation For Nevada Profit Corporations
(Pursuant to NRS 78.1955)

1. Name of corporation:

SNM Entertainment Partners, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

100,000 shares of Series C Preferred Stock, Par value$.0001, Stated value $1,000 per share with no voting rights or dividends and a conversion rights as attached.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State Stock Designation
Revised: 7-1-08

CERTIFICATE OF DESIGNATION
OF
SERIES C CONVERTIBLE PREFERRED STOCK
OF
CineMaya Media Group, Inc.

CineMaya Media Group, Inc., a Nevada corporation (the "**Company**"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company, as required by NRS 78.315 pursuant to a written consent of the Board of Directors dated August 18, 2008:

RESOLVED, that on August 28, 2008, the Company caused to be filed a Certificate of Designation authorizing the rights, preferences and privileges of preferred stock to be authorized by the Board of Directors; (the "**Preferred Stock**")

RESOLVED FURTHER: That the Board of Directors has authorized, a series of the Preferred Stock consisting of 100,000 shares of Series C Preferred Stock, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and:

Section 1. *Designation of Amount.*

The shares of Preferred Stock created hereby shall be designated the "Series C Convertible Preferred Stock" (the "**Series C Preferred Stock**") and the authorized number of shares constituting such series shall be 100,000 The Series C Preferred Stock shall rank junior to any preferred shares that may be issued subsequently through other designations as to dividends, distributions or as to distributions of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

Section 2. *Dividends.*

(a) The holders of the then outstanding shares of Series C Preferred Stock will be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefore, cumulative cash dividends, accruing on a daily basis from the Original Issuance Date (as hereinafter defined) through and including the date on which such dividends are paid at the annual rate of $4.00 per share of the Series C Preferred Stock. The term "**Original Issuance Date**" means, with respect to any particular holder of Series C Preferred Stock, the date on which those share of Series C Preferred Stock were issued to him as evidenced by the date on the stock certificate representing those shares of Series C Preferred Stock. The cash dividends provided for in this Section 2(a) are hereinafter referred to as "**Dividends.**"

(b) No dividend shall be paid or declared on any share of Common Stock, unless a dividend, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series C Preferred Stock in an amount determined as set forth in paragraph (a) above. For purposes hereof, the term "dividends"

shall include any *pro rata* distribution by the Company, out of funds of the Company legally available therefore, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

(c) Prior to declaring any dividend or making any distribution on or with respect to shares of Common Stock, the Company shall take all prior corporate action necessary to authorize the issuance of any securities payable as a dividend in respect of the Series C Preferred Stock.

Section 3. *Voting Rights.*

Except as otherwise provided by applicable law the Series C Preferred Stock shall have no voting rights.

Section 4. *Conversion Rights.*

(a) General. Subject to and upon compliance with the provisions of this Section 4, the holders of the shares of Series C Preferred Stock shall be entitled, at their option, at any time to convert all or any such shares of Series C Preferred Stock into a number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100,000th of a share) of Common Stock. The number of shares of Common Stock to which a holder of Series C Preferred Stock shall be entitled upon conversion shall be the stated value of $1,000 per Series C Preferred share divided by $.0005. This formula is referred to as the "Conversion Formula".

(b) Automatic Conversion. Each share of Series C Preferred Stock shall automatically convert, immediately upon the inclusion for trading on a market quotation system other than Pink Sheets or OTCBB (an "**Automatic Conversion Date**") into fully paid and non-assessable shares of Common Stock. The number of shares of Common Stock (calculated as to each conversion to the nearest 1/100,000th of a share) to which a holder of Series C Preferred Stock shall be entitled upon such automatic conversion shall be determined using the Conversion Formula. Such conversion shall occur automatically and without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon the occurrence of such automatic conversion of the Series C Preferred Stock, the holders of Series C Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series C Preferred Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series C Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

(d) Fractions of Shares. Unless the holder of shares of Series C Preferred Stock being converted specifies otherwise, the Company shall issue fractional shares of Common Stock (carried out to seven decimal places) upon conversion of shares of Series C

Preferred Stock. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock to be issued shall be computed on the basis of the aggregate number of shares of Series C Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series C Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the product of such fraction multiplied by the Fair Market Value (as hereinafter defined) of one share of Common Stock on the Conversion Date.

(e) Limitations on Conversion. Notwithstanding any other provision in this Certificate of Designation, at no time may a holder of Series C Preferred Stock convert shares that would allow him to hold more than 9.9% of the total outstanding common shares of the Company unless the holder is an officer.

(f) Exercise of Conversion Privilege.

(i) Except in the case of an automatic conversion pursuant to Section 4(b), in order to convert shares of Series C Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing such holder's shares of Series C Preferred Stock to be converted, duly endorsed in a form satisfactory to the Company, at the office of the Company and (B) notify the Company at such office that such holder elects to convert Series C Preferred Stock and the number of shares such holder wishes to convert.

(ii) Series C Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day (the **"Conversion Date"**) of surrender of such shares of Series C Preferred Stock for conversion in accordance with the foregoing provisions (or, in the case of an automatic conversion pursuant to Section 4(b), the Automatic Conversion Date, and at such time the rights of the holders of such shares of Series C Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series C Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 4(d).

(iii) In the case of any certificate evidencing shares of Series C Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new certificate representing an aggregate number of shares of Series C Preferred Stock equal to the unconverted portion of such certificate.

(g) Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the

conversion of Series C Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series C Preferred Stock.

Before taking any action that would cause the number of shares of Common Stock deliverable upon conversion of the Series C Preferred Stock to exceed (when taken together with all other outstanding shares of Common Stock) the number of shares of Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and non-assessable shares of Common Stock issuable upon conversion at such adjusted conversion price.

(h) Taxes on Conversions. The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series C Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series C Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the reasonable satisfaction of the Company that such tax has been or will be paid.

(i) Cancellation of Converted Series C Preferred Stock. All Series C Preferred Stock delivered for conversion shall be delivered to the Company to be canceled.

Section 5. *Dividend Received Deduction.*

For federal income tax purposes, the Company shall report distributions on the Series C Preferred Stock as dividends, to the extent of the Company's current and accumulated earnings and profits (as determined for federal income tax purposes).

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Designation
(PURSUANT TO NRS 78.1955)

Filed in the office of	Document Number 20080631578-20
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/24/2008 8:00 AM
	Entity Number E0956112006-8

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Designation For Nevada Profit Corporations (Pursuant to NRS 78.1955)

1. Name of corporation:

SNM Entertainment Partners, Inc.

2. By resolution of the board of directors pursuant to a provision in the articles of incorporation this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

500,000 shares of Series B Preferred Stock, Par value$.0001, Stated value $1,000 per share with no voting rights or dividends and a conversion right at the five day averaging closing bid price prior to the date of the conversion notice divided into the stated value of the shares to be converted. As attached.

3. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

4. Signature: (required)

X

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

CERTIFICATE OF DESIGNATION
OF
SERIES B CONVERTIBLE PREFERRED STOCK
OF
CineMaya Media Group, Inc.

CineMaya Media Group, Inc., a Nevada corporation (the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company, as required by NRS 78.315 pursuant to a written consent of the Board of Directors dated August 18, 2008:

RESOLVED, that on August 28, 2008, the Company caused to be filed a Certificate of Designation authorizing the rights, preferances and privileges of preferred stock to be authorized by the Board of Directors; (the "Preferred Stock")

RESOLVED FURTHER: That the Board of Directors has authorized, a series of the Preferred Stock consisting of 500,000 shares of Series B Preferred Stock, which series shall have the following powers, designations, preferences and relative, participating, optional or other rights, and the following qualifications, limitations and:

Section 1. *Designation of Amount.*

The shares of Preferred Stock created hereby shall be designated the "Series B Convertible Preferred Stock" (the "Series B Preferred Stock") and the authorized number of shares constituting such series shall be 500,000 The Series B Preferred Stock shall rank junior to any preferred shares that may be issued subsequently through other designations as to dividends, distributions or as to distributions of assets upon liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary.

Section 2. *Dividends.*

(a) The holders of the then outstanding shares of Series B Preferred Stock will not be entitled to receive, when, as and if declared by the Board of Directors out of funds of the Company legally available therefore, cumulative cash dividends.

(b) No dividend shall be paid or declared on any share of Common Stock, unless a dividond, payable in the same consideration and manner, is simultaneously paid or declared, as the case may be, on each share of Series B Preferred Stock in an amount determined as set forth in paragraph (a) above. For purposes hereof, the term "dividends" shall include any *pro rata* distribution by the Company, out of funds of the Company legally available therefore, of cash, property, securities (including, but not limited to, rights, warrants or options) or other property or assets to the holders of the Common Stock, whether or not paid out of capital, surplus or earnings.

Section 3. *Voting Rights.*

Except as otherwise provided by applicable law the Series B Preferred Stock shall not vote.

Section 4. *Conversion Rights.*

(a) General. The stated value of each share of Series B Preferred Stock shall be $1,000. Subject to and upon compliance with the provisions of this Section 4, the holders of the shares of Series B Preferred Stock shall be entitled, at their option, at any time to convert all or any such shares of Series B Preferred Stock into a number of fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100,000th of a share) of Common Stock. The number of shares of Common Stock to which a holder of Series B Preferred Stock shall be entitled upon conversion shall be the average closing bid price for the five trading days prior to the request for conversion divided into the total stated value of the shares of the Holder requested for conversion. This formula is referred to as the "Conversion Formula".

(b) Automatic Conversion. Each share of Series B Preferred Stock shall automatically convert, immediately upon the approval of any regulatory body governing the listing of the shares on any listing body or OTCBB. Notice of the filing and such other information as may be required will be provided immediately upon its occurrence to each holder with an approximate date for completion (an "**Automatic Conversion Date**") into fully paid and non-assessable shares of Common Stock. The number of shares of Common Stock (calculated as to each conversion to the nearest 1/100,000th of a share) to which a holder of Series B Preferred Stock shall be entitled upon such automatic conversion shall be determined using the Conversion Formula. Such conversion shall occur automatically and without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent. Upon the occurrence of such automatic conversion of the Series B Preferred Stock, the holders of Series B Preferred Stock shall surrender the certificates representing such shares at the office of the Company or any transfer agent for the Series B Preferred Stock. Thereupon, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of Series B Preferred Stock surrendered were convertible on the date on which such automatic conversion occurred.

(d) Fractions of Shares. Unless the holder of shares of Series B Preferred Stock being converted specifies otherwise, the Company shall issue fractional shares of Common Stock (carried out to seven decimal places) upon conversion of shares of Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock to be issued shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B

Preferred Stock, the Company shall pay a cash adjustment in respect of such fractional share in an amount equal to the product of such fraction multiplied by the Fair Market Value (as hereinafter defined) of one share of Common Stock on the Conversion Date.

(e) Limitations on Conversion. Notwithstanding any other provision in this Certificate of Designation, at no time may a holder of Series B Preferred Stock convert shares that would allow him to hold more than 9.9% of the total outstanding common shares of the Company unless the holder is an officer. An exception to this paragraph is that all shares must be converted in the event of the Automatic Conversion being required.

(f) Exercise of Conversion Privilege.

(i) Except in the case of an automatic conversion pursuant to Section 4(b), in order to convert shares of Series B Preferred Stock, a holder must (A) surrender the certificate or certificates evidencing such holder's shares of Series B Preferred Stock to be converted, duly endorsed in a form satisfactory to the Company, at the office of the Company and (B) notify the Company at such office that such holder elects to convert Series B Preferred Stock and the number of shares such holder wishes to convert.

(ii) Series B Preferred Stock shall be deemed to have been converted immediately prior to the close of business on the day (the "**Conversion Date**") of surrender of such shares of Series B Preferred Stock for conversion in accordance with the foregoing provisions (or, in the case of an automatic conversion pursuant to Section 4(b), the Automatic Conversion Date, and at such time the rights of the holders of such shares of Series B Preferred Stock as holder shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock as and after such time. As promptly as practicable on or after the Conversion Date, the Company shall issue and shall deliver at any office or agency of the Company maintained for the surrender of Series B Preferred Stock a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 4(d).

(iii) In the case of any certificate evidencing shares of Series B Preferred Stock which is converted in part only, upon such conversion the Company shall execute and deliver a new certificate representing an aggregate number of shares of Series B Preferred Stock equal to the unconverted portion of such certificate.

(g) Company to Reserve Common Stock. The Company shall at all times reserve and keep available, free from preemptive rights, out of the authorized but unissued Common Stock or out of the Common Stock held in treasury, for the purpose of effecting the conversion of Series B Preferred Stock, the full number of shares of Common Stock then issuable upon the conversion of all outstanding shares of Series B Preferred Stock.

Before taking any action that would cause the number of shares of Common Stock deliverable upon conversion of the Series B Preferred Stock to exceed (when taken

together with all other outstanding shares of Common Stock) the number of shares of Common Stock that the Company is authorized to issue, the Company will take any corporate action that, in the opinion of its counsel, is necessary in order that the Company may validly and legally issue the full number of fully paid and non-assessable shares of Common Stock issuable upon conversion at such adjusted conversion price.

(h) Taxes on Conversions. The Company will pay any and all original issuance, transfer, stamp and other similar taxes that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of the share(s) of Series B Preferred Stock to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the reasonable satisfaction of the Company that such tax has been or will be paid.

(i) Cancellation of Converted Series B Preferred Stock. All Series B Preferred Stock delivered for conversion shall be delivered to the Company to be canceled.

Section 5. *Dividend Received Deduction.*

For federal income tax purposes, the Company shall report distributions on the Series B Preferred Stock as dividends, to the extent of the Company's current and accumulated earnings and profits (as determined for federal income tax purposes).

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4298
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080631577-19
Ross Miller, Secretary of State, State of Nevada	Filing Date and Time 09/24/2008 8:00 AM
	Entity Number E0956112006-8

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SNM Entertainment Partners, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 3. Authorized stock is changed to 490,000,000 common shares at par value$.0001 and 10,000,000 preferred shares at par value $.0001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 57.0

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20080652513-92
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/02/2008 9:45 AM
	Entity Number E0956112006-8

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SNM ENTERTAINMENT PARTNERS

2. The articles have been amended as follows: (provide article numbers, if available)

Article #1 - TO DO NAME CHANGE to SNM GLOBAL Holdings

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 75%

4. Effective date of filing: (optional) 10/02/08 (must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20080715429-08
Ross Miller Secretary of State State of Nevada	Filing Date and Time 10/30/2008 12:00 PM
	Entity Number E0956112006-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SNM GLOBAL HOLDINGS

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE 3: REVERSE THE OUTSTANDING COMMON SHARES ONE FOR TWO HUNDRED (1:200). AUTHORIZED SHARES ARE 490,000,000 COMMON SHARES, PAR VALUE $.001 AND 10,000,000 PREFERRED SHARES, PAR VALUE $.001.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 75%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature]

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20100602061-28
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/11/2010 12:30 PM
	Entity Number E0956112006-8

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SNM GLOBAL HOLDINGS

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE III - AUTHORIZED STOCK
Number and Class. The Corporation shall authorize the issuance of a single class of Capital Stock in the amount of eight billion (8,000,000,000) shares of Common Stock, at $.001 par value.

PROVISION GRANTING BOARD STOCK REDUCTION POWERS
The Board of Directors of the Corporation is authorized to reduce the number of issued and outstanding shares of any class or series or stock without reducing the number of authorized shares of the class without prior shareholder approval.
PROVISION GRANTING BOARD STOCK (continued on attached pages)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 67%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

PROVISION GRANTING BOARD STOCK
DESIGNATION POWERS

The board of directors of the corporation is authorized to designate common or preferred shares as being of one or more classes and as being of one or more series within any class or classes, to establish from time to time the number of shares issued and authorized to be included in each class or series, to fix the designation, powers, preferences and rights of the shares of each such class or series and the qualifications, limitations or restrictions thereof, to cause the corporation to file a certificate of designation in connection with such class or series, and to issue such shares. The authority of the board of directors of the corporation with respect to each class or series shall include, but not be limited to, determination of the following:

(a) The distinctive designation of the class or series and the number of issued or authorized shares constituting that class or series, which number of any theretofore established class or series, no shares of which have been issued, may from time to time be increased or decreased to a number not less than the number of shares then outstanding;

(b) The dividend rate on the shares of that class or series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that class or series;

(c) Whether that class or series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of shares of the corporation, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the board of directors shall determine;

(d) Whether or not the shares of that class or series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates, and whether shares which have been redeemed may be reissued or must be cancelled;

(e) Whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series, and, if so, the terms and amount of such sinking fund;

(f) The rights of the shares of that class or series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that class or series, and whether, and if so the extent to which, shares of the class or series may participate with the common shares or with any other class or series in any

dissolution of the corporation or distribution of assets of the corporation in excess of the preferential amount fixed for shares of the class or series;

(g) The extent of the voting powers, if any, including shares entitled to more than one vote per share, of the shares of the class or series;

(h) Whether, and if so the extent to which, shares of the class or series may participate with the common shares of the corporation or with any other class or series in any dividends in excess of the preferential dividend fixed for shares of the class or series; and

(i) Any other relative rights, preferences and limitations of
that series.

(j) Dividends on outstanding shares of preferred shares shall be paid or declared and set apart for payment before any dividends shall be paid or declared and set apart for payment on the common shares of the corporation with respect to the same dividend period.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Ross Miller Secretary of State State of Nevada	20110505382-67
	Filing Date and Time 07/08/2011 12:32 PM
	Entity Number E0956112006-8

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SNM GLOBAL HOLDINGS INC

2. The articles have been amended as follows: (provide article numbers, if available)

As per Article #3 of the Articles of Incorporation, The Board Of Directors along with the majority shareholder has voted to reduce the authorized common shares from 8,000,000.000 to 4,000,000,000 common shares at $.001 and 10,000,000 Preferred Shares at $.001 Par Value

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.1%

4. Effective date of filing: (optional) 7/6/11

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Davio J LaFavor

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20100583891-47
	Filing Date and Time
Ross Miller	**08/04/2010 11:45 AM**
Secretary of State	Entity Number
State of Nevada	**E0956112006-8**

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

SNM GLOBAL HOLDINGS

2. The articles have been amended as follows: (provide article numbers, if available)

III. AUTHORIZED STOCK

Number and Class. The Corporation shall authorize the issuance of a single class of Capital Stock in the amount of eight billion (8,000,000,000) shares of Common Stock, at $.001 par value.

Notwithstanding the foregoing, these Articles hereby vest the Board of Directors of the Corporation with such authority as may be necessary to prescribe such classes, series and numbers of each class or series of Stock. In addition the Board is hereby vested with such authority as may be necessary to prescribe the voting powers, designations, preferences, limitations, restrictions and relative rights of each class or series of Stock created. All classes of Stock may be issued from time to time without action by the Stockholders.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 67%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090303

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

Filed in the office of Barbara K. Cegavske Secretary of State State of Nevada	Document Number 20170449842-51
	Filing Date and Time 10/24/2017 11:18 AM
	Entity Number E0956112006-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209 For Nevada Profit Corporations

1. Name of corporation:

SNM Global Holdings, Inc.

2. The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

4,000,000,000 (four billion) and par value of .001

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

3,000,000,000 (three billion) and par value of .001

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

N/A

7. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

8. Signature: (required)

X [signature]

Signature of Officer

Vice President

Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

SNM Global Holdings

Resolution
of the
Board of Directors

Whereas, the Board of Directors, after due consideration and consultation have adopted a resolution pursuant to NRS 78.209 State of Nevada.

Whereas, the Certificate of Incorporation provides that the Board of Directors shall exercise the foregoing authority by adopting a resolution setting forth the reduction of the authorized share amount.

Now, Therefore, Be It Hereby resolved by the attending majority Board of Directors of the Corporation as follows:

The board voted to change the amount of authorized shares from 4,000,000,000 shares to 3,000,000,000 shares. A reduction of 1,000,000,000 shares.

(Signature Page to Follow)

In Witness Whereof, the Directors of the Corporation have signed this Resolution on this day, October 7th, 2017.

Troy Lowman, Chairman

Brian Hale, Vice President

Michael Gallagher, Secretary

Unable to Attend

Curtis Barnard, Director

Ken Chamitoff, Director

Unable to Attend

Natalie Ramos, Director

Steve Allnut, Director

Todd Stull, Director

Jim Turner, Director

I, BEVERLY BARNARD, a Notary Public, do hereby confirm that that on this 7 day of October 2017, personally appeared before me the board of Directors known to me to be the person whose name is subscribed to in the foregoing instrument, and swore and acknowledged to me that he executed the same for the purpose and in the capacity therein expressed, and that the statements contained therein are true and correct.

Notary Public of the State of Maryland

Name, typed or printed BEVERLY L BARNARD

Signature Beverly L Barnard

My commission expires 9/28/19

BEVERLY L BARNARD
Notary Public-Maryland
Carroll County
My Commission Expires